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                                                                 EXHIBIT 10.4.2

                                PLEDGE AGREEMENT


        PLEDGE AGREEMENT, dated September 23, 1998, between Easyriders, Inc., a Delaware corporation (the "Pledgor"), and Joseph Teresi ("Pledgee").

        It is agreed as follows:

        1. Grant of Security Interest. As security for the payment of all of the liabilities, obligations and indebtedness of Pledgor to Pledgee under that certain Limited Recourse Promissory Note of Pledgor in the original principal amount of $5,000,000, dated as of the date hereof, payable to Pledgee (the "Newco #1 Mirror Note") (including, without limitation, Pledgor's obligations to make payments of principal and interest to Pledgee thereunder), whether now existing or hereafter arising, Pledgor pledges and grants to Pledgee a security interest in the following property:

                (a) the Promissory Note of John Martin, in the principal amount of $5,000,000, dated as of the date hereof, payable to Pledgor (the "Martin Mirror Note");

                (b) all principal and interest paid or distributed and other property which Pledgor is or hereafter may become entitled to receive in respect of or in exchange for the Martin Mirror Note; and

                (c) the proceeds, increase and products of any of the foregoing (together with the Martin Mirror Note and the property described in paragraph
(b) above, the "Pledged Assets").

        2. Delivery of Certificates and Instruments. Pledgor shall deliver to Pledgee the original Martin Mirror Note concurrently with the execution and delivery of this Agreement.

        3. Representations, Warranties and Covenants. Pledgor represents, warrants and covenants that:

                (a) the Pledgor has good and marketable title to the Pledged Assets free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever, except in favor of Pledgee;

                (b) Pledgor will not sell, transfer, assign, pledge or grant a security interest in the Martin Mirror Note to any person other than Pledgee;

                (c) this Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms;

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                (d) the execution, delivery and performance of this Agreement will not violate any law or regulation, or any order or decree of any court or governmental instrumentality, or any provision of the charter or bylaws of, or any securities issued by, Pledgor and will not conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, agreement or other instrument to which Pledgor is a party or by which he is bound, and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the property of Pledgor pursuant to the provisions of any of the foregoing; and

                (e) no consent of any other person (including, without limitation, stockholders and creditors of Pledgor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental instrumentality is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

        4. Payments of Principal and Interest. Until such time as the Newco #1 Mirror Note shall be paid in full, Pledgee shall be entitled to receive and retain for its own account any and all principal and interest at any time and from time to time paid under the Martin Mirror Note.

        5. Remedies Upon Default.

                (a) If a default or an event of default shall occur under the Newco #1 Note, Pledgee, without obligation to resort to other security, shall be entitled to exercise all rights and remedies available to a secured creditor after default, including without limitation the rights and remedies of secured creditors under the California Uniform Commercial Code. These rights and remedies include, without limitation, the right at any time and from time to time to receive and retain any and all principal and interest at any time and from time to time paid under the Pledged Assets, or to sell, resell, assign and deliver, in his discretion, the Pledged Assets, for cash, upon credit or for future delivery. If the Pledged Assets are sold by Pledgee upon credit or for future delivery, Pledgee shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, Pledgee may resell the Pledged Assets. In no event shall Pledgor or Mr. Martin be credited with any part of the proceeds of sale of the Pledged Assets until cash payment thereof has actually been received by Pledgee.

                (b) Pledgee shall give Pledgor and Mr. Martin at least ten days' prior notice of the time and place at which any sale or other disposition is to be made, which notice Pledgor and Mr. Martin agree is reasonable, all other demands, advertisements and notices being hereby waived. Pledgee shall not be obligated to sell the Pledged Assets if he shall determine not to do so, regardless of the fact that notice of sale may have been given. Pledgee may, without notice or publication, adjourn any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of sale of the


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Pledged Assets, Pledgee may deduct from the proceeds of sale all costs and expenses of every kind for sale or delivery, including brokers' and attorneys' fees, and Pledgee shall apply any balance of the proceeds of sale to the payment of the Newco #1 Mirror Note. If any proceeds of sale remain after payment in full of such costs and expenses and of the Newco #1 Mirror Note, they shall be paid to Pledgor.

                (c) The remedies provided herein in favor of Pledgee shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of Pledgee existing at law or in equity.

        6. Power of Attorney. Pledgor hereby appoints Pledgee as the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Pledgee may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, Pledgee shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to Pledgor representing any payment of principal or interest under the Pledged Assets and to give full discharge for the same.

        7. Further Assurances. Pledgor shall, upon the request of Pledgee, duly execute and deliver, or cause to be duly executed and delivered, to Pledgee such further instruments and take and cause to be taken such further actions as may be necessary or proper in the opinion of Pledgee to carry out the provisions and purposes of this Agreement.

        8. No Waiver. No delay on the part of Pledgee in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof.

        9. Return of Pledged Assets. Upon payment, performance and satisfaction in full of the Newco #1 Mirror Note, Pledgor shall be entitled to the return of the Pledged Assets and all other property and cash held as additional collateral hereunder which has not been used or applied toward the payment of the Newco #1 Mirror Note. The assignment by Pledgee to Pledgor of the Pledged Assets and other property shall be without representation or warranty of any nature whatsoever and wholly without recourse.

        10. Notices. All notices and other communications to any party hereunder shall be in writing and shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by a reputable courier delivery service or by prepaid telex or telecopy and shall be given to the address or telex or telecopier number for such party set forth below such party's signature to this Agreement, or to such other address or telex or telecopier number as such party may hereafter specify by notice to the other party. Each such notice or other communication shall be effective (a) if given by telex or telecopier, when such telex or telecopy is transmitted to the telex or telecopier number specified by this Section and the appropriate answerback or confirmation is received, (b) if given by certified mail, 72 hours after such


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communication is deposited with the post office, addressed as aforesaid or (c)
if given by any other means (including, without limitation, by courier), when delivered at the address specified by this Section.

        11. Amendments and Waivers. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by Pledgee and Pledgor.

        12. Governing Law. This Agreement and the rights and obligations of Pledgee and Pledgor hereunder shall be construed in accordance with and governed by the law of the State of California (without giving effect to the conflict of law principles thereof).

        13. Submission to Jurisdiction.

                (a) Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of California or of the United States of America for the Southern District of California, and, by execution and delivery of this Agreement, each of Pledgor and Pledgee hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of Pledgor and Pledgee hereby irrevocably waives, in connection with any such action or proceeding, (i) trial by jury, (ii) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and (iii) the right to interpose any setoff, counterclaim or cross-claim.

                (b) Each of Pledgor and Pledgee irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to Pledgor or Pledgee, as the case may be, at its address determined pursuant to
Section 10 hereof.

                (c) Nothing herein shall affect the right of the Pledgee or Pledgor to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Pledgor or Pledgee in any other jurisdiction.

        14. Benefit of Agreement. This Agreement may not be assigned by Pledgor or Pledgee without the express written consent of the other party. This Agreement shall be binding upon and inure to the benefit of Pledgor and Pledgee and their respective successors and permitted assigns.

        15. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so


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executed and delivered shall be an original and all of which shall together constitute one and the same agreement.

        16. Captions. The captions of the sections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

        IN WITNESS WHEREOF, the Pledgor and the Pledgee have executed this Agreement or caused this Agreement to be duly executed by their respective officers duly authorized as of the day and year first above written.

                                            PLEDGOR:

                                            Easyriders, Inc.
                                            ------------------------------------


                                            By  /s/ William E. Prather
                                                --------------------------------
                                            Name:    William E. Prather
                                            Title:   President and Chief
                                                     Executive Officer
                                            Address: 567 San Nicolas Drive,
                                                     Suite 400
                                                     Newport Beach, CA 92660
                                                     Telex No. (714) 718-4630

                                            PLEDGEE:

                                            /s/ Joseph Teresi
                                            ------------------------------------
                                            Joseph Teresi
                                            Address:   2400 Laguna Drive
                                                       Fort Lauderdale, FL 33316
                                                       Telex No. (954) 462-6114

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